                                                                    Exhibit 20.2

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2001-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2001-1 Supplement, dated as of January 31, 2001, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of July 15, 2003 and with respect to the performance of the Trust during the month of June, 2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2001-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2001-1 supplement.

A.  Information Regarding the Current Monthly Distribution
    (Stated on the Basis of $1,000 Original Certificate
    Principal Amount)

    1  The amount of the current monthly distribution in
       respect of Class A Monthly Principal                  $             0.00
                                                             ------------------
    2  The amount of the current monthly distribution in
       respect of Class B Monthly Principal                  $             0.00
                                                             ------------------
    3  The amount of the current monthly distribution in
       respect of Collateral Monthly Principal               $             0.00
                                                             ------------------
    4  The amount of the current monthly distribution in
       respect of Class A Monthly Interest                   $             1.08
                                                             ------------------
    5  The amount of the current monthly distribution in
       respect of Class A Additional Interest                $             0.00
                                                             ------------------
    6  The amount of the current monthly distribution in
       respect of Class B Monthly Interest                   $             1.31
                                                             ------------------
    7  The amount of the current monthly distribution in
       respect of Class B Additional Interest                $             0.00
                                                             ------------------
    8  The amount of the current monthly distribution in
       respect of Collateral Minimum Monthly Interest        $             1.76
                                                             ------------------
    9  The amount of the current monthly distribution in
       respect of any accrued and unpaid Collateral
       Minimum Monthly Interest                              $             0.00
                                                             ------------------
B.  Information Regarding the Performance of the Trust

    1  Collection of Principal Receivables

       (a)  Available Principal Collections                  $    73,209,712.60
                                                             ------------------
       (b)  Class A Investor Default Amount treated as
            Available Principal Collection                   $     1,918,934.66
                                                             ------------------

       (c)  Class B Investor Default Amount treated as
            Available Principal Collection                   $       131,584.09
                                                             ------------------
       (d)  Excess Spread treated as Available Principal
            Collection                                       $       142,549.43
                                                             ------------------
    2  Principal Receivables in the Trust

       (a)  The aggregate amount of Principal Receivables
            in the Trust as of the end of the day on the
            last day of the related Monthly Period           $ 1,629,925,048.01
                                                             ------------------
       (b)  The amount of Principal Receivables in the
            Trust represented by the Invested Amount of
            Series 2001-1 as of the end of the day on the
            last day of the related Monthly Period           $   426,266,802.07
                                                             ------------------
       (c)  The amount of Principal Receivables in the
            Trust represented by the Adjusted Invested
            Amount of Series 2001-1 as of the end of the
            day on the last day of the related Monthly
            Period                                           $   426,266,802.07
                                                             ------------------
       (d)  The amount of Principal Receivables in the
            Trust represented by the Class A Invested
            Amount as of the end of the day on the last
            day of the related Monthly Period                $   372,983,451.81
                                                             ------------------
       (e)  The amount of Principal Receivables in the
            Trust represented by the Class A Adjusted
            Invested Amount as of the end of the day on
            the last day of the related Monthly Period       $   372,983,451.81
                                                             ------------------
       (f)  The amount of Principal Receivables in the
            Trust represented by the Class B Invested
            Amount as of the end of the day on the last
            day of the related Monthly Period                $    25,576,008.12
                                                             ------------------
       (g)  The amount of Principal Receivables in the
            Trust represented by the Class B Adjusted
            Invested Amount as of the end of the day on
            the last day of the related Monthly Period       $    25,576,008.12
                                                             ------------------
       (h)  The amount of Principal Receivables in the
            Trust represented by the Collateral Invested
            Amount as of the end of the day on the last
            day of the related Monthly Period                $    27,707,342.13
                                                             ------------------
       (i)  The amount of Principal Receivables in the
            Trust represented by the Collateral Adjusted
            Invested Amount as of the end of the day on
            the last day of the related Monthly Period       $    27,707,342.13
                                                             ------------------
       (j)  The Floating Allocation Percentage with
            respect to the related Monthly Period                         26.15%
                                                             ------------------
       (k)  The Class A Floating Percentage with respect
            to the related Monthly Period                                 87.50%
                                                             ------------------
       (l)  The Class B Floating Percentage with respect
            to the related Monthly Period                                  6.00%
                                                             ------------------
       (m)  The Collateral Floating Percentage with
            respect to the related Monthly Period                          6.50%
                                                             ------------------
       (n)  The Principal Allocation Percentage with
            respect to the related Monthly Period                         26.15%
                                                             ------------------
       (o)  The Class A Principal Percentage with respect
            to the related Monthly Period                                 87.50%
                                                             ------------------

       (p)  The Class B Principal Percentage with respect
            to the related Monthly Period                                  6.00%
                                                             ------------------
       (q)  The Collateral Principal Percentage with
            respect to the related Monthly Period                          6.50%
                                                             ------------------
    3  Delinquent Balances

       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                          Aggregate        Percentage
                                           Account          of Total
                                           Balance         Receivables
                                       ----------------    -----------
    (a)  30 -- 59 days:                $  22,656,590.99           1.39%
    (b)  60 -- 89 days:                $  16,489,298.62           1.01%
    (c)  90+ days:                     $  18,965,547.11           1.16%
                                       ----------------    -----------
         Total:                        $  58,111,436.72           3.57%
                                       ================    ===========

    4  Investor Default Amount

       (a)  The Investor Default Amount for the related
            Monthly Period                                   $     2,193,068.18
                                                             ------------------
       (b)  The Class A Investor Default Amount for the
            related Monthly Period                           $     1,918,934.66
                                                             ------------------
       (c)  The Class B Investor Default Amount for the
            related Monthly Period                           $       131,584.09
                                                             ------------------
       (d)  The Collateral Default Amount for the related
            Monthly Period                                   $       142,549.43
                                                             ------------------
    5  Investor Charge-Offs

       (a)  The aggregate amount of Class A Investor
            Charge-Offs for the related Monthly Period       $             0.00
                                                             ------------------
       (b)  The aggregate amount of Class A Investor
            Charge-Offs set forth in 5(a) above per $1,000
            of original certificate principal amount         $             0.00
                                                             ------------------
       (c)  The aggregate amount of Class B Investor
            Charge-Offs for the related Monthly Period       $             0.00
                                                             ------------------
       (d)  The aggregate amount of Class B Investor
            Charge-Offs set forth in 5(c) above per $1,000
            of original certificate principal amount         $             0.00
                                                             ------------------
       (e)  The aggregate amount of Collateral Charge-Offs
            for the related Monthly Period                   $             0.00
                                                             ------------------
       (f)  The aggregate amount of Collateral Charge-Offs
            set forth in 5(e) above per $1,000 of original
            certificate principal amount                     $             0.00
                                                             ------------------
       (g)  The aggregate amount of Class A Investor
            Charge-Offs reimbursed on the Transfer Date
            immediately preceding this Distribution Date     $             0.00
                                                             ------------------
       (h)  The aggregate amount of Class A Investor
            Charge-Offs set forth in 5(g) above per $1,000
            original certificate principal amount
            reimbursed on the Transfer Date immediately
            preceding this Distribution Date                 $             0.00
                                                             ------------------

       (i)  The aggregate amount of Class B Investor
            Charge-Offs reimbursed on the Transfer Date
            immediately preceding this Distribution Date     $             0.00
                                                             ------------------
       (j)  The aggregate amount of Class B Investor
            Charge-Offs set forth in 5(i) above per $1,000
            original certificate principal amount
            reimbursed on the Transfer Date immediately
            preceding this Distribution Date                 $             0.00
                                                             ------------------
       (k)  The aggregate amount of Collateral Charge-Offs
            reimbursed on the Transfer Date immediately
            preceding this Distribution Date                 $             0.00
                                                             ------------------
       (l)  The aggregate amount of Collateral Charge-Offs
            set forth in 5(k) above per $1,000 original
            certificate principal amount reimbursed on the
            Transfer Date immediately preceding
            Distribution Date                                $             0.00
                                                             ------------------
    6  Investor Servicing Fee

       (a)  The amount of the Class A Servicing Fee
            payable by the Trust to the Servicer for the
            related Monthly Period                           $       309,895.84
                                                             ------------------
       (b)  The amount of the Class B Servicing Fee
            payable by the Trust to the Servicer for the
            related Monthly Period                           $        21,250.00
                                                             ------------------
       (c)  The amount of the Collateral Servicing Fee
            payable by the Trust to the Servicer for the
            related Monthly Period                           $        23,020.83
                                                             ------------------
       (d)  The amount of Servicer Interchange payable by
            the Trust to the Servicer for the related
            Monthly Period                                   $       354,166.67
                                                             ------------------
    7  Reallocations

       (a)  The amount of Reallocated Collateral Principal
            Collections with respect to this Distribution
            Date                                             $             0.00
                                                             ------------------
       (b)  The amount of Reallocated Class B Principal
            Collections with respect to this Distribution
            Date                                             $             0.00
                                                             ------------------
       (c)  The Collateral Invested Amount as of the close
            of business on this Distribution Date            $    27,625,000.00
                                                             ------------------
       (d)  The Collateral Adjusted Invested Amount as of
            the close of business on this Distribution
            Date                                             $    27,625,000.00
                                                             ------------------
       (e)  The Class B Invested Amount as of the close of
            business on this Distribution Date               $    25,500,000.00
                                                             ------------------

       (f)  The Class B Adjusted Invested Amount as of the
            close of business on this Distribution Date      $    25,500,000.00
                                                             ------------------
       (g)  The Class A Invested Amount as of the close of
            business on this Distribution Date               $   371,875,000.00
                                                             ------------------
       (h)  The Class A Adjusted Invested Amount as of the
            close of business on this Distribution Date      $   371,875,000.00
                                                             ------------------

    8  Collection of Finance Charge Receivables

       (a)  The aggregate amount of Collections of Finance
            Charge Receivables and Annual Membership Fees
            processed during the related Monthly Period
            which were allocated in respect of the Class A
            Certificates                                     $     4,246,461.47
                                                             ------------------
       (b)  The aggregate amount of Collections of Finance
            Charge Receivables and Annual Membership Fees
            processed during the related Monthly Period
            which were allocated in respect of the Class B
            Certificates                                     $       291,185.93
                                                             ------------------
       (c)  The aggregate amount of Collections of Finance
            Charge Receivables and Annual Membership Fees
            processed during the related Monthly Period
            which were allocated in respect of the
            Collateral Interest                              $       315,451.42
                                                             ------------------
    9  Principal Funding Account

       (a)  The principal amount on deposit in the
            Principal Funding Account on the related
            Transfer Date                                    $             0.00
                                                             ------------------
       (b)  The Accumulation Shortfall with respect to the
            related Monthly Period                           $             0.00
                                                             ------------------
       (c)  The Principal Funding Investment Proceeds
            deposited in the Finance Charge Account on the
            related Transfer Date to be treated as Class A
            Available Funds                                  $             0.00
                                                             ------------------
       (d)  The Principal Funding Investment Proceeds
            deposited in the Finance Charge Account on the
            related Transfer date to be treated as Class B
            Available Funds                                  $             0.00
                                                             ------------------
    10 Reserve Account

       (a)  The Reserve Draw Amount on the related
            Transfer Date                                    $             0.00
                                                             ------------------
       (b)  The amount of the Reserve Draw Amount
            deposited in the Collection Account on the
            related Transfer Date to be treated as Class A
            Available Funds                                  $             0.00
                                                             ------------------
       (c)  The amount of the Reserve Draw Account
            deposited in the Collection Account on the
            related Transfer Date to be treated as Class B
            Available Funds                                  $             0.00
                                                             ------------------
       (d)  The amount of any Reserve Account Surplus        $             0.00
                                                             ------------------
    11 Available Funds

       (a)  The amount of Class A Available Funds on
            deposit in the Collection Account on the
            related Transfer Date                            $       401,418.40
                                                             ------------------
       (b)  The amount of Class B Available Funds on
            deposit in the Collection Account on the
            related Transfer Date                            $        33,482.92
                                                             ------------------
       (c)  The amount of Collateral Available Funds on
            deposit in the Collection Account on the
            related Transfer Date                            $        48,512.57
                                                             ------------------
       (d)  Available Principal Collections on deposit in
            the Collection Account on the related Transfer
            Date                                             $             0.00
                                                             ------------------
    12 Excess Spread and Excess Finance Charge Collections

       (a)  Excess Finance Charge Collection                 $             0.00
                                                             ------------------

       (b)  Class A Available Funds
               minus Class A Monthly Interest
               minus Class A Servicing Fee
               minus Class A Defaulted Amount                $     1,616,212.57
                                                             ------------------
            Class B Available Funds
               minus Class B Monthly Interest
               minus Class B Servicing Fee
               minus Class B Defaulted Amount                $       104,868.92
                                                             ------------------
            Collateral Available Funds                       $       315,451.42
                                                             ------------------
       (c)  Excess Spread applied to the Class A Required
            Amount for the Monthly Period                    $             0.00
                                                             ------------------
       (d)  Excess Spread applied to the Class A Investor
            Charge-Offs for the related Monthly Period       $             0.00
                                                             ------------------
       (e)  Excess Spread applied to the Class B Required
            Amount for the related Monthly Period            $             0.00
                                                             ------------------
       (f)  Excess Spread applied to the Class B Default
            Amount for the related Monthly Period            $             0.00
                                                             ------------------
       (g)  Excess Spread applied to the Class B Invested
            Amount for the related Monthly Period            $             0.00
                                                             ------------------
       (h)  Excess Spread applied to the Collateral
            Minimum Monthly Interest for the related
            Monthly Period and for any past due Collateral
            Minimum Monthly Interest                         $        48,512.57
                                                             ------------------
       (i)  Excess Spread applied to the Collateral
            Servicing Fee due to the Servicer for the
            related Monthly Period or for any past due
            Collateral Servicing Fees                        $        23,020.83
                                                             ------------------
       (j)  Excess Spread applied to the Collateral
            Default Amount as Available Principal
            Collections for the related Monthly Period       $       142,549.43
                                                             ------------------
       (k)  Excess Spread applied to the Collateral
            Invested Amount for the related Monthly Period   $             0.00
                                                             ------------------
       (l)  Excess Spread applied to the Reserve Account
            for the related Monthly Period                   $             0.00
                                                             ------------------
    13 Finance Charge Shortfall

       (a)  Finance Charge Shortfall for Series 2001-1       $             0.00
                                                             ------------------
       (b)  Total Finance Charge Shortfall for all series
            in Group One                                     $             0.00
                                                             ------------------
    14 Base Rate

       (a)  The Base Rate for the related Monthly Period                   2.41%
                                                             ------------------
    15 Portfolio Yield

       (a)  The Portfolio Yield for the related Monthly
            Period                                                         7.61%
                                                             ------------------
       (b)  The Portfolio Adjusted Yield for the related
            Monthly Period                                                  N/A
                                                             ------------------

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 10th day of July, 2003.

                                            NATIONAL CITY BANK,
                                            as Seller and Servicer


                                            By:     /s/  Thomas A. Chandler
                                               ---------------------------------
                                              Name:  Thomas A. Chandler
                                              Title: Senior Vice President
                                                      - Credit Card Finance